Investor Presentation  April 27-29, 2011  Tom Stallings, Chief Executive Officer Glen Shipley, Chief Financial Officer

Safe Harbor:    Safe Harbor  Statements included that are not historical facts (including any statements concerning plans and objectives  of management  for  future operations  or economic  performance,  or assumptions  or forecasts  related thereto), are forward-looking statements . These statements can be identified by the use of forward-looking terminology including “forecast,” “may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “continue” or other similar words. These statements  discuss future expectations,  contain  projections  of results of operations  or of financial  condition  or state other “forward-looking” information . We and our representatives may from time to time make other oral or written statements that are also forward-looking statements .  These forward-looking statements  are made based upon management’s  current plans, expectations,  estimates, assumptions and beliefs concerning future events impacting us and therefore involve a number  of risks and uncertainties . We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements .  Because  these forward-looking statements  involve risks and uncertainties,  actual results could differ materially from those expressed or implied by these forward-looking statements for a number of important  reasons . EasyLink Services International Corporation expressly disclaims any intention or obligation to revise or  update  any  forward-looking  statements   whether   as a  result  of  new  information,   future  events,  or otherwise .  Except for the historical  information  and discussion  contained  herein, statements  contained  in this presentation  may  constitute   forward-looking statements  within the  meaning  of the Private Securities  Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially  from those indicated  by such forward-looking statements . These  and  other  risk  factors  are  set  forth  under  the  caption   "Risk  Factors" in  the  Company's  Annual  Report  on  Form  10-K,  the  Company's   quarterly   reports  on  Form  10-Q  and  the  Company's   other filings with the Securities and Exchange Commission . These filings are available on a website maintained by the Securities and Exchange Commission at www.sec.gov.  2

Agenda:   Agenda   Overview  EasyLink Services International Corporation  (Nasdaq: ESIC)  The Opportunity Delivering Enterprise Communications  Applications Over the Cloud  Solutions, Customers, and Growth Strategy    Team  Financials  Summary  Questions and Answers  3

Overview:    EasyLink Services    A leading provider of communications applications  that enable enterprises of all sizes to communicate  easily, securely and profitably  4

Overview (continued):    Investor Snapshot   Exchange: NASDAQ  Ticker: ESIC   Headquarters: Atlanta, GA   International Headquarters: London, UK  Employees: 550+  Shares Outstanding: 30.1 M   Market Cap 1: $125M    Enterprise Value 2: $219M  Operating Cash Flow 3: $25.8M  Investor Snapshot as of April 25, 2011   1 Shares outstanding is taken from the most recently filed quarterly or annual report and Market Cap is calculated using shares outstanding 2 Data derived from multiple sources or calculated by Yahoo! Finance  3 Trailing Twelve Months (as of Jan 31, 2011)   4 Please see GAAP to non-GAAP reconciliation at http://ir .easylink .com/releases .cfm 5

Overview (continued):

EasyLink Services

- Rich history of moving complex business applications to the cloud
- Highly-profitable "Application-as-a-Service" (AaaS) business model built on cloud delivered services including Electronic Fax, Multimodal Electronic Notification and Supply-chain Messaging
- >97% recurring revenue
- Number one global market position in enterprise fax
- Established worldwide footprint
- Managing over 5 million transactions a day
- Strong business momentum
  - $47.4 million in record Q2 revenues
  - $29.9 million in record Q2 gross profit
  - $12.1 million in record Q2 adjusted EBITDA

Cloud Delivered Applications


easylink services
AaaS
SMS
EDI

6

Opportunity:    Enterprise Cloud-based AaaS = High Growth Market      The total market for enterprise cloud-Enterprise cloud-based service revenue-North Enterprise cloud-based service revenue-North   based services will grow from $12.1  America America    billion in 2010 to $35.6 billion in 2015     Spending on enterprise communications  applications is expected to grow to $17.7 billion in 2015     We believe that our addressable market is over $1 billion in size    50% of the $400M annual fax server market will shift to the cloud by 2014  Source: Davidson Consulting, Gartner Group, Analysis Mason, 2010  7

Solutions:   Competitive Differentiators   100% outsourced and managed risk  Global scale and leadership   Broader portfolio of applications  Complex integration experience  Low total cost of ownership  8

Solutions (continued):

EasyLink Sells Applications & Services…


Desktop Messaging
Send and receive faxes at the desktop
Production Messaging
Deliver as fax, EDI, e-mail and secure e-mail – no middleware
Workflow Services
Automate inbound business documents with rules-based routing
Document Capture & Management
Convert faxes into text data to be used in clients' systems
Notifications
Messaging across multiple modes - SMS, voice, e-mail, and fax
SMS
@
EDI
easylink services
EDI VAN Services
Communications with trading partners around the globe
EDI Managed Services
Outsourced EDI services tailored to fit client's budget
Web EDI
Trade with non-EDI companies using a web browser
Telex Services
Wide range of telex options: traditional, internet, real-time and outsourcing
Managed File Transfer
100% outsourced solution for large file transfers

9

Solutions (continued):    …Delivered Over the “Business Integration Network”  Business Integration    Managed   Desktop Notifica-Telex  Network (BIN) File Messaging tions Services Transfer    Delivers over cloud Document    Offers leading   EDI Production  Capture &  Workflow  EDI VAN   Managed  Web EDI redundancy Messaging Manage-Services Services Services  ment   Scales on-demand    Handles complex    Business Integration Network integrations    Accessed globally   Provides security   100% outsourced   Monitored  24/7/365  10

Solutions (continued) :   Real World Example: Healthcare     The BIN notifies the pharmacy’s client  that their prescription is ready for pick up  via sms, email, voice, or fax    A physician submits a prescription to a  local pharmacy over EasyLink’s BIN after  evaluating a patient  EDI  Mana Deskt Notifi Servi Telex  ged op  ca-ce  Servi File Mess tions Burea ces Trans aging u fer  Docu  Prod ment  EDI Work EDI uctio Captu Mana flow  VAN  Web n  re &  ged Servi Servi EDI  Mess Mana Servi The BIN converts the submission into actionable    ces ces aging ge-ces ment  data and determines the format, routing the    Business Information Network prescription via the cloud  11

Customers:    Global Blue Chip & Diverse Customer Base    30,000 enterprise customer  accounts    Serving 70 of Fortune 100 with a presence in 95 countries   Processing >5 million transactions a day   Selling multi-year contracts   Diverse industry coverage  • Financial Services  • Insurance  • Healthcare  • Retail  • Manufacturing  • Transportation and Logistics  • Oil & Gas  • Technology  12

Growth Strategy:   Organic and Through M&A   Enterprise Fax is growing double digits   Capture new enterprise accounts transitioning to the cloud   Cross-sell broader portfolio of applications into existing   30,000 customer accounts maximizing the number of services per customer  Expand global sales and marketing investments   M&A  • Add additional applications to sell over the business  integration network  • Acquire new revenues and customer accounts    • Extend global reach  13

Growth Strategy (continued):    Proven Ability to Drive EBITDA Through M&A    Six acquisitions in six years    Strong integration track record with focus on driving synergies   Acquired Xpedite in late 2010  • Significant financial contribution on an annualized run rate  • >$111 Revenue  • >$27 Adjusted EBITDA*  • Accretive to basic earnings per share $0.35-$0.40   • More diverse industry base  • Expanded application portfolio  • Increased geographic, customer and integration scale   • More viable partnership network  *Please see GAAP to non-GAAP reconciliation at http://ir.easylink.com/releasedetail .cfm?ReleaseID=556882 14

Team:    Strong, Experienced Leadership Team  *Includes experience at newly acquired Xpedite 15

Financial Overview:    Financial Overview  Glen Shipley, Chief Financial Officer  16

Financial Overview (continued):    Investor Highlights   Highly predictable, recurring revenue model  Leverageable business model  Synergies from Xpedite acquisition taking effect  Record revenues forecasted  Record cash flow from operations and adjusted EBITDA  Trending toward generating $45M+ in adjusted EBITDA  *Please see GAAP to non-GAAP reconciliation at http://ir.easylink.com/releasedetail.cfm?ReleaseID=556882 17

Financial Overview (continued):    Financials Q2 Highlights  For Period Ended January 31 Q2   Q2   FY 2010 FY 2011 Y/Y %   Revenue $20.4M $47.4M +132% Gross Profit $14.7M $29.9M +103% Operating Income $3.1m $6.3M +103% Adjusted EBITDA $5.3M $12.1M +128%  Non-GAAP Basic income  $0.07 $0.19 +171% per share  18

Financial Overview (continued):    P&L Highlights  in thousands for fiscal years ending July 31 2009 2010 Six Mo’s * Ended 1/31/2011  Revenues $85,366 $81,443 $70,160 Gross Profit 59,794 58,894 46,075 Operating Expenses 54,571 47,657 37,632 Non-Operating Expenses 17,023 1,346 2,077 Taxes (621) (7,202) 2,460 Net Income (Loss) $(11,179) $17,093 $3,906  Adjusted EBITDA $19,026 $20,497 $18,765  *Reflects *Reflectsapproximately approximately four fourmonths monthsof ofcontribution contribution    from fromthe theXpedite Xpediteacquisition acquisition  *Please see GAAP to non-GAAP reconciliation at http://ir.easylink.com/releasedetail .cfm?ReleaseID=556882 19

Financial Overview (continued):    Balance Sheet Highlights  in thousands for fiscal years ending July 31  *Reflects *Reflects approximately approximately four fourmonths months of ofcontribution contribution    from fromthe theXpedite Xpedite acquisition acquisition  20

Financial Overview (continued):    Cash Available to Pay Down Debt  For illustrative purposes only  As Asdebt debtis ispaid paiddown, down, significant value value transfers    to toEasyLink’s equity equity holders holders  *Please see GAAP to non-GAAP reconciliation at http://ir .easylink .com/releasedetail .cfm?ReleaseID=556882 21

Financial Overview (continued):    Introducing Fiscal 2011 Guidance   Revenue of $162 million, up 100% over FY2010   EBITDA of $35.5 million, up 73% over FY2010   Non-GAAP Adjusted Basic EPS of approximately  $0.61   22

Summary:    Summary   Growing market and opportunity pipeline  Predictable, recurring revenue model  Diverse customer base  Top incumbent market position  Large geographical footprint   Growth via an expanding portfolio of applications   Profitable “AaaS” cloud computing business model  Experienced and dedicated management team  Excellent operational and execution track record  23

Questions and Answers:    Questions and Answers  24

Appendix:    EBITDA Reconciliation (refer to slide 18)  in thousands for fiscal years ending July 31 Q2   Q2 FY 2010 FY 2011  Net Income $1,308 $2,939 Interest 434 1,598 Taxes 1,250 1,868 Depreciation and Amortization 2,052 4,714 Non-cash Compensation 219 173 Intangible Asset Impairment/Acquisition and Integration related costs $ -$817  Adjusted EBITDA $5,263 $12,109  25

Appendix (continued):    EBITDA Reconciliation (refer to slide 19)  in thousands for fiscal years ending July 31 2009 2010 Six Mo’s * Ended 1/31/2011  Net Income $(11,179) $17,093 $3,906 Interest 11,137 1,642 2,411 Taxes (621) (7,202) 2,461 Depreciation and Amortization 8,429 8,068 6,922 Non-cash Compensation 934 896 650 Intangible Asset Impairment/Acquisition and Integration related costs $10,326 $  -$2,415  Adjusted EBITDA $19,026 $20,497 $18,765  26